EXHIBIT 10.21

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (the “Agreement”) is made as of April 28, 2005, by and between MacroPore Biosurgery, Inc., a Delaware corporation (the “Company”), and Olympus Corporation, a Japanese corporation (“Purchaser”).

1.             Sale of Stock.  Subject to the terms and conditions of this Agreement, the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, 1,100,000 shares of the Company’s Common Stock (the “Shares”) from the Company’s treasury at a purchase price of U.S.$10.00 per Share for a total of U.S.$11,000,000 (“Purchase Price”) .  Immediately upon issuance the Shares will be listed and freely tradeable on the Frankfurt Stock Exchange.  The Company has a sufficient number of shares of Common Stock authorized for issuance to issue the Shares.

2.             Purchase.  The purpose of this Agreement is to make joint venture arrangements related to “Memorandum of Agreement for Common Stock Acquisition” and “Memorandum of Agreement for Exclusive Right for Negotiation” which were agreed by and between Company and Purchaser (the “Purpose”), and Company understands that Purchaser’s acquisition of the Shares at Purchase Price is for fulfillment of the Purpose.  Both parties shall continue to negotiate for the Purpose in good faith.  The purchase and sale of the Shares under this Agreement shall occur on May 31, 2005 at a closing at the principal office of the Company by the parties.  At the closing, the Company shall deliver to Purchase documentation from Company’s transfer agent certifying the completion of the electronic transfer of the Shares into the account specified by Purchaser, and Purchaser shall immediately deliver the Purchase Price therefor by (a) check made payable to the Company, or (b) wire transfer. The purchase of Option Shares (defined below) shall occur upon Company’s receipt from Purchaser of a notice of exercise of all or part of the call option which notice shall be accompanied by (a) check made payable to the Company, or (b) wire transfer to the Company,  for the full amount of the purchase price of such Option Shares. Upon receipt of the exercise notice Company shall immediately transfer the corresponding number of shares to the account specified by Purchaser.

3.             Option Shares.  Purchaser is granted a call option to purchase an additional 2,200,000 shares of the Company’s Common Stock at a purchase price of U.S.$10.00 per share, which option shall expire on December 31, 2006 (“Option Shares”) if the company has not received notice by Purchaser of it’s 90 days prior notice of intent to exercise.   Immediately upon issuance the Option Shares will be listed and freely tradeable on the Frankfurt Stock Exchange.  If at the time of issuance of the Option Shares the Company has any securities registered under the U.S. federal Securities Act of 1933, as amended (the “Securities Act”), other than related to stock options, the stock purchase plan or equity incentive plan shares which are registered on form S-8, then immediately upon issuance the Option Shares also will be registered by the Company under the Securities Act and freely tradeable, provided the Company was granted notice of Purchaser’s intent to exercise 90 days prior to the exercise of Option Shares.

4.             Limitations on Transfer.  Purchaser shall not assign, encumber or dispose of any interest in the Shares and Option Shares except in compliance with applicable securities laws and regulations of applicable countries and stock exchanges.

5.             Investment Representations.  In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a)           Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.  The Company is a reporting company under the U.S. Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and its various periodic reports and other filings made with the U.S. Securities and Exchange Commission (the “Commission”) are available for public inspection on the EDGAR system at www.sec.gov.  The Company afforded Purchaser and Purchaser’s advisors full and complete access to all additional information with respect to the Company and the Company’s operations that Purchaser and Purchaser’s advisors deemed necessary to evaluate the merits and risks of an investment in the Company.  Purchaser further acknowledges that Purchaser and Purchaser’s advisors have had the opportunity to ask questions of and receive answers from the Company’s management concerning this investment.

(b)           Purchaser understands that the Shares have not been registered under the Securities Act and are being offered pursuant to an exemption from the registration requirements thereunder, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c)           Purchaser understands that the Shares are “restricted securities” within the meaning of applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares unless the Shares are registered with the Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available (e.g., Rule 144 or Regulation S). Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares. The Company shall reasonably cooperate with Purchaser to effect any secondary transfer of the Shares and/or Option Shares.

(d)           Purchaser is an “accredited investor,” as defined in Rule 501 promulgated pursuant to the Securities Act.

(e)           Purchaser has not entered into any agreement to pay commissions to any persons with respect to the purchase or sale of the Shares, except commissions for which Purchaser will be responsible.

(f)            Purchaser understands and acknowledges that no Japanese, German or United States federal or state agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merits of this investment, nor have any such agencies, governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to the Shares.

(g)           Purchaser, in evaluating the merits of an investment in the Shares, is not relying on the Company, its counsel, or any financial or other advisor to the Company for an evaluation of the tax, legal or other consequences of an investment in the Shares.

(h)           Purchaser is purchasing the Shares for investment for its own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

6.             Restrictive Legends.  The global certificates overlying the Shares shall bear the following legends:

“The shares of common stock of MacroPore, Inc. represented hereby have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”).  These securities may not be offered, sold, pledged or otherwise transferred (nor may exposure with respect to the shares otherwise be hedged) except (A)(1) in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S under the Securities Act, (2) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), or (3) pursuant to another valid exemption from registration under the Securities Act (if available), and (B) in each case in accordance with all applicable securities laws of the States of the United States.  No representation can be made as to the availability of the exemption provided by Rule 144 under the Securities Act for resales of the shares.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between MacroPore Biosurgery, Inc. and Computershare Trust Company, Inc., a Colorado corporation, as Rights Agent, dated as of May 29, 2003 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of MacroPore Biosurgery, Inc.  Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate.  MacroPore Biosurgery, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.  Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.”

7.             Registration.  The Company shall use reasonable efforts to, within 30 business days after the Company’s common stock is first listed on Nasdaq or on any U.S. national securities exchange, prepare and file with the Commission a Registration Statement covering the resale of the Shares for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Shares on Form S-3, in which case such registration shall be on another appropriate form in accordance with the U.S. Securities Act and the rules promulgated thereunder).  The Company shall use its reasonable efforts to cause the Registration Statement to be declared effective under the U.S. Securities Act within 60 business days after such filing. The Company shall keep such Registration Statement continuously effective under the Securities Act for a period of two years (the “Effectiveness Period”).

8.             Registration Procedures; Company’s Obligations.  In connection with the registration of the Shares, the Company shall:

(a)            Furnish to the Purchaser a copy of the Registration Statement as proposed to be filed.

(b)            Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Shares for the Effectiveness Period; (ii) cause the related prospectus of the Company (the “Prospectus”) to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and (iii) respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Purchaser true and complete copies of all correspondence from and to the Commission relating to the Registration Statement.

(c)            Notify the Purchaser (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Shares or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any State of the U.S., or the initiation or threatening of any proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)            Use its reasonable commercial efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any State of the U.S., at the earliest practicable moment.

(e)            If requested by the Purchaser, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(f)             Furnish to the Purchaser, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)            Promptly deliver to the Purchaser, without charge, as many copies of the Registration Statement, Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as Purchaser may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Purchaser in connection with the offering and sale of the Shares covered by such Prospectus and any amendment or supplement thereto. Should the Purchaser offer or sell the Shares, such Purchaser agrees to comply with all applicable securities laws.

(h)            Use its reasonable commercial efforts to register or qualify or cooperate with the selling Purchaser in connection with the registration or qualification (or exemption from such registration or qualification) of such Shares for offer and sale under the securities (or “Blue Sky”) laws of each State of the U.S. as the Purchaser reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such States of the Shares covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject.

(i)            Upon the occurrence of any event contemplated by Section 8(c)(v), promptly prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j)            Use its reasonable efforts to cause all Shares to be listed on any U.S. national securities exchange, U.S. quotation system, or U.S. over the counter bulletin board, if any, on which the same securities issued by the Company are then listed.

(k)           If (i) there is material non-public information regarding the Company which the Company’s Board of Directors reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Company’s Board of Directors reasonably determines not to be in the Company’s best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may suspend effectiveness of the Registration Statement and suspend the sale of Shares under the Registration Statement one time every three months or three times in any twelve month period, provided that the Company may not suspend its obligation for more than 60 days in the aggregate in any 12 month period.

9.             Registration Procedures; Purchaser’s Obligations.  In connection with the registration of the Shares, the Purchaser shall:

(a)           (i) not sell any Shares under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 8(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 8(c), (ii) comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Shares pursuant to the Registration Statement, and (iii) furnish to the Company information regarding such Purchaser and the distribution of such Shares as is required by law to be disclosed in the Registration Statement.

(b)           upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 8(c)(ii), 8(c)(iii), 8(c)(iv), 8(c)(v) or 8(k), forthwith discontinue disposition of such Shares under the Registration Statement until the Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 8(i), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

10.          Registration Expenses.

All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Shares are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, the following: (i) all registration and filing fees; (ii) printing expenses; (iii) messenger, telephone and delivery expenses of the Company; (iv) fees and disbursements of counsel for the Company; and (v) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of any annual audit.

11.          Indemnification.

(a)           Indemnification by the Company. The Company shall indemnify and hold harmless Purchaser, its permitted assignees, officers, directors, agents, brokers, investment advisors and employees, each person who controls Purchaser or a permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein, or (ii) as a result of the failure of the Purchaser to deliver a Prospectus, as amended or supplemented, to a purchaser in connection with an offer or sale.  The Company shall notify the Purchaser promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 11(c) hereof) and shall survive the transfer of the Shares by the Purchaser.

 (b)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity pursuant to Section 11(a) or 11(b) hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not unreasonably be withheld, conditioned or delayed, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 10 business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder or pursuant to applicable law).

(c)           The indemnity agreement contained in this Section is in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

12.           Board Seat.  Promptly after the closing of Purchaser’s purchase of the Shares, the Company’s Board of Directors shall elect a candidate, designated by Purchaser, to serve as a member of the Company’s Board of Directors.  So long as Purchaser continues to own all of the Shares specified in Section 1 of this Agreement, the Company shall, at each election of directors by its stockholders, include on the Board-of-Directors-recommend slate of director nominees in the proxy statement, one director nominee designated by Purchaser (unless a Purchaser designee would continue to serve on the Board of Directors after such election even if not elected at such election).

13.           Miscellaneous.

(a)           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b)           Entire Agreement; Enforcement of Rights.  This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them with regard to such subject matter.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c)           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d)           Construction.  This Agreement is the result of negotiations between and has been reviewed by both of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of both of the parties hereto, and no ambiguity shall be construed in favor of or against either one of the parties hereto.

(e)           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth below or as subsequently modified by written notice.

(f)            Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Page Follows]

The parties have executed this Common Stock Purchase Agreement as of the date first set forth above.
MACROPORE BIOSURGERY, INC.
By:	/s/ Christopher J. Calhoun
Title: Chief Executive Officer
Address:
6740 Top Gun Street
San Diego, CA 92121

Fax: U.S. 858-458-0994

PURCHASER:
OLYMPUS CORPORATION

By:	/s/ Tsuyoshi Kikukawa
Title: President

Address:
43-2 Hatagaya 2-chome,
Shibuya-ku, Tokyo,
JAPAN

Fax: Japan 03-3340-2062